Banknorth

Loan No. 0059097-3002

MODIFICATION AGREEMENT

This MODIFICATION AGREEMENT is entered into as of **February 27, 2008**, between and among **NEC-EPS Holding, LLC, a Delaware limited liability company**, with an address of 53 South Main Street, Hanover, New Hampshire 03755, **Lynn Energy Center, LLC, a Delaware limited liability company**, with an address of 53 South Main Street, Hanover, New Hampshire 03755, **Franklin Energy Center, LLC, a Delaware limited liability company**, with an address of 53 South Main Street, Hanover, New Hampshire 03755 and **COI Energy Center, LLC, a Delaware limited liability company**, with an address of 53 South Main Street, Hanover, New Hampshire 03755 (the "Borrowers") and TD Banknorth, N.A., a National Association with an address of 111 Main Street, P. O. Box 409, Burlington, Vermont 05402 (the "Bank").

WHEREAS, the Bank has made a loan to the Borrowers in the original principal amount of **$250,000.00** (the "Loan");

WHEREAS, the Loan is evidenced by that certain Note, dated **June 1, 2006** (as previously amended, modified or supplemented, the "Note"), by the Borrowers in favor of the Bank in the original principal amount of **$250,000.00**;

WHEREAS, pursuant to one or more previous amendments, modifications or supplements the original principal amount of the Note was changed to **$300,000.00;**

WHEREAS, the Note and all other documents and instruments executed in connection with or relating to the Loan are referred to herein, collectively, as the "Loan Documents"; and all collateral granted to the Bank to secure the Loan is referred to herein, collectively, as the "Collateral";

WHEREAS, the Bank has requested and the Borrowers have agreed to replace security for the Loan and the Borrowers have requested that the Bank accept the collateral for the Loan as such additional security;

WHEREAS, the Borrowers and the Bank have agreed to modify the Loan and the Loan Documents in accordance with the terms of this Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Bank and the Borrowers mutually agree as follows:

1. MODIFICATION

1.1 Recitals and Representations Accurate. The above recitals are hereby made a part of this Agreement and the Borrowers acknowledge and agree that each of the recitals is true and correct.

1.2 Ratification. All of the terms, covenants, provisions, representations, warranties, and conditions of the Loan Documents, as amended or modified hereby, are ratified, acknowledged, confirmed, and continued in full force and effect as if fully restated herein.

1.3 Additional Pledge Agreement. NEC-EPS Holding, LLC executed and delivered a Pledge Agreement granting the Bank a security interest in Deposit Account No. 5720707316 with the Bank including all balances as of the date of this Agreement plus all future deposits, interest and other credits thereto to secure the Borrowers obligations respecting the Loan on terms and conditions acceptable to the Bank in its sole and unfettered discretion. The aforementioned collateral replaces the collateral described in the Assignment of Deposit Account dated February 27, 2009 from NEC-EPS Holding, LLC which is hereby released.

1.4 Representations and Warranties. The Borrowers hereby represents and warrants to the Bank that:

(a) The person executing this Agreement is duly authorized to do so and to bind the Borrowers to the terms hereof;

(b) Each of the Loan Documents is a valid and legal binding obligation of the Borrowers, enforceable in accordance with its terms, and is not subject to any defenses, counterclaims, or offsets of any kind;

(c) All financial statements delivered to the Bank were true, accurate and complete, in all material respects, as of the date of delivery to the Bank;

(d) Since the date of the Loan Documents there has been no material adverse change in the condition, financial or otherwise, of any of the Borrowers, except as disclosed to the Bank in writing;

(e) There exists no action, suit, proceeding or investigation, at law or in equity, before any court, board, administrative body or other entity, pending or threatened, affecting any of the Borrowers or any of their property, wherein an unfavorable decision, ruling or finding would materially adversely affect the business operations, property or financial condition of any of the Borrowers; and

(f) There exists no event of default, or other circumstance that with the passage of time or giving of notice or both will become an event of default, under any of the Loan Documents.

1.5 Interest, Fees, Costs and Expenses. The Borrowers shall, simultaneously with the execution of this Agreement, pay to the Bank all accrued interest owing on the Loan as of the date of this Agreement together with all fees, costs and expenses due and owing to the Bank by the Borrowers under the Loan Documents.

2. MISCELLANEOUS

2.1 Set-Off. Each Borrower hereby grants to the Bank a continuing lien and security interest in any and all deposits or other sums at any time credited by or due from the Bank to such Borrower and any cash, securities, instruments or other property of such Borrower in the possession of the Bank, whether for safekeeping or otherwise, or in transit to or from the Bank (regardless of the reason the Bank had received the same or whether the Bank has conditionally released the same) as security for the full and punctual payment and performance of all of the liabilities and obligations of such Borrower to the Bank and such deposits and other sums may be applied or set off against such liabilities and obligations of such Borrower to the Bank at any time, whether or not such are then due, whether or not demand has been made and whether or not other collateral is then available to the Bank.

2.2 Release of the Bank. Each Borrower hereby confirms that as of the date hereof it has no claim, set-off, counterclaim, defense, or other cause of action against the Bank including, but not limited to, a defense of usury, any claim or cause of action at common law, in equity, statutory or otherwise, in contract or in tort, for fraud, malfeasance, misrepresentation, financial loss, usury, deceptive trade

practice, or any other loss, damage or liability of any kind, including, without limitation, any claim to exemplary or punitive damages arising out of any transaction between any Borrower and the Bank. To the extent that any such set-off, counterclaim, defense, or other cause of action may exist or might hereafter arise based on facts known or unknown that exist as of this date, such set-off, counterclaim, defense and other cause of action is hereby expressly and knowingly waived and released by each Borrower. Each Borrower acknowledges that this release is part of the consideration to the Bank for the financial and other accommodations granted by the Bank in this Agreement.

2.3 Costs and Expenses. The Borrowers shall pay to the Bank on demand any and all costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements, court costs, litigation and other expenses) incurred or paid by the Bank in establishing, maintaining, protecting or enforcing any of the Bank's rights or any of the obligations owing by any Borrower to the Bank, including, without limitation, any and all such costs and expenses incurred or paid by the Bank in defending the Bank's security interest in, title or right to, the Collateral or in collecting or attempting to collect or enforcing or attempting to enforce payment of the Loan.

2.4 Indemnification. Each Borrower shall indemnify, defend and hold the Bank and its directors, officers, employees, agents and attorneys (each an "Indemnitee") harmless against any claim brought or threatened against any Indemnitee by any Borrower or any guarantor or endorser of the obligations of any Borrower to the Bank, or any other person (as well as from attorneys' fees and expenses in connection therewith) on account of the Bank's relationship with any Borrower, or any guarantor or endorser of the obligations of any Borrower to the Bank (each of which may be defended, compromised, settled or pursued by the Bank with counsel of the Bank's election, but at the expense of the Borrowers), except for any claim arising out of the gross negligence or willful misconduct of the Bank. The within indemnification shall survive payment of the obligations of the Borrowers to the Bank, and/or any termination, release or discharge executed by the Bank in favor of any Borrower.

2.5 Joint and Several. Each Borrower shall be jointly and severally liable for payment and/or performance of all obligations arising under this Agreement, and the term "Borrower" shall include each as well as all of them.

2.6 Severability. If any provision of this Agreement or portion of such provision or the application thereof to any person or circumstance shall to any extent be held invalid or unenforceable, the remainder of this Agreement (or the remainder of such provision) and the application thereof to other persons or circumstances shall not be affected thereby.

2.7 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which shall constitute but one agreement.

2.8 Complete Agreement. This Agreement and the other Loan Documents constitute the entire agreement and understanding between and among the parties hereto relating to the subject matter hereof, and supersedes all prior proposals, negotiations, agreements and understandings among the parties hereto with respect to such subject matter.

2.9 Binding Effect of Agreement. This Agreement shall be binding upon and inure to the benefit of the respective heirs, executors, administrators, legal representatives, successors and assigns of the parties hereto, and shall remain in full force and effect (and the Bank shall be entitled to rely thereon) until released in writing by the Bank. The Bank may transfer and assign this Agreement and deliver the Collateral to the assignee, who shall thereupon have all of the rights of the Bank; and the Bank shall then be relieved and discharged of any responsibility or liability with respect to this Agreement and the Collateral. Except as expressly provided herein or in the other Loan Documents, nothing, expressed or implied, is intended to confer upon any party, other than the parties hereto, any rights, remedies, obligations or liabilities under or by reason of this Agreement or the other Loan Documents.

2.10 Further Assurances. Each Borrower will from time to time execute and deliver to the Bank such documents, and take or cause to be taken, all such other further action, as the Bank may request in order to effect and confirm or vest more securely in the Bank all rights contemplated by this Agreement (including, without limitation, to correct clerical errors) or to vest more fully in or assure to the Bank the security interest in the Collateral or to comply with applicable statute or law and to facilitate the collection of the Collateral (including, without limitation, the execution of stock transfer orders and stock powers, endorsement of promissory notes and instruments and notifications to obligors on the Collateral). To the extent permitted by applicable law, each Borrower authorizes the Bank to file financing statements, continuation statements or amendments without any such Borrower's signature appearing thereon, and any such financing statements, continuation statements or amendments may be signed by the Bank on behalf of such Borrower, if necessary, and may be filed at any time in any jurisdiction. The Bank may at any time and from time to time file financing statements, continuation statements and amendments thereto which contain any information required by the Vermont Uniform Commercial Code, Title 9A Vermont Statutes Annotated as amended from time to time (the "Code") for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including whether any such Borrower is an organization, the type of organization and any organization identification number issued to such Borrower. Each Borrower agrees to furnish any such information to the Bank promptly upon request. In addition, each Borrower shall at any time and from time to time take such steps as the Bank may reasonably request for the Bank (i) to obtain an acknowledgment, in form and substance satisfactory to the Bank, of any bailee having possession of any of the Collateral that the bailee holds such Collateral for the Bank, (ii) to obtain "control" (as defined in the Code) of any Collateral comprised of deposit accounts, electronic chattel paper, letter of credit rights or investment property, with any agreements establishing control to be in form and substance satisfactory to Bank, and (iii) otherwise to insure the continued perfection and priority of the Bank's security interest in any of the Collateral and the preservation of its rights therein. Each Borrower hereby constitutes the Bank its attorney-in-fact to execute, if necessary, and file all filings required or so requested for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; and such power, being coupled with an interest, shall be irrevocable until this Agreement terminates in accordance with its terms, all obligations of the Borrowers to the Bank are irrevocably paid in full and the Collateral is released.

2.11 Amendments and Waivers. This Agreement may be amended and any Borrower may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if such Borrower shall obtain the Bank's prior written consent to each such amendment, action or omission to act. No delay or omission on the part of the Bank in exercising any right hereunder shall operate as a waiver of such right or any other right and waiver on any one or more occasions shall not be construed as a bar to or waiver of any right or remedy of the Bank on any future occasion.

2.12 Terms of Agreement. This Agreement shall continue in force and effect so long as any obligation of any Borrower to Bank shall be outstanding and is supplementary to each and every other agreement between any Borrower and Bank and shall not be so construed as to limit or otherwise derogate from any of the rights or remedies of Bank or any of the liabilities, obligations or undertakings of any Borrower under any such agreement, nor shall any contemporaneous or subsequent agreement between any Borrower and the Bank be construed to limit or otherwise derogate from any of the rights or remedies of Bank or any of the liabilities, obligations or undertakings of any Borrower hereunder, unless such other agreement specifically refers to this Agreement and expressly so provides.

2.13 Notices. Any notices under or pursuant to this Agreement shall be deemed duly received and effective if delivered in hand to any officer of agent of any of the Borrowers or Bank, or if mailed by registered or certified mail, return receipt requested, addressed to any of the Borrowers or Bank at the address set forth in this Agreement or as any party may from time to time designate by written notice to the other party.

2.14 Vermont Law. This Agreement is intended to take effect as a sealed instrument and has been executed or completed and is to be performed in Vermont, and it and all transactions thereunder or pursuant thereto shall be governed as to interpretation, validity, effect, rights, duties and remedies of the parties thereunder and in all other respects by the laws of Vermont.

2.15 Reproductions. This Agreement and all documents which have been or may be hereinafter furnished by Borrowers to the Bank may be reproduced by the Bank by any photographic, photostatic, microfilm, xerographic or similar process, and any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business).

2.16 Venue. Each Borrower irrevocably submits to the nonexclusive jurisdiction of any Federal or state court sitting in Vermont, over any suit, action or proceeding arising out of or relating to this Agreement. Each Borrower irrevocably waives to the fullest extent it may effectively do so under applicable law, any objection it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that the same has been brought in an inconvenient forum. Each Borrower irrevocably appoints the Secretary of State of the State of Vermont as their authorized agent to accept and acknowledge on its behalf any and all process which may be served in any such suit, action or proceeding, consents to such process being served (i) by mailing a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to such Borrower's address shown above or as notified to the Bank and (ii) by serving the same upon such agent, and agrees that such service shall in every respect be deemed effective service upon such Borrower.

2.17 **JURY WAIVER. EACH BORROWER AND BANK EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY, AND AFTER AN OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL, WAIVE (A) ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING IN CONNECTION WITH THIS AGREEMENT, THE OBLIGATIONS, ALL MATTERS CONTEMPLATED HEREBY AND DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND (B) AGREE NOT TO SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CAN NOT BE, OR HAS NOT BEEN WAIVED. EACH BORROWER CERTIFIES THAT NEITHER THE BANK NOR ANY OF ITS REPRESENTATIVES, AGENTS OR COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE BANK WOULD NOT IN THE EVENT OF ANY SUCH PROCEEDING SEEK TO ENFORCE THIS WAIVER OF RIGHT TO TRIAL BY JURY.**

Executed under seal on this day February 27, 2008.

Borrowers:

NEC-EPS Holding, LLC

By: ______________________
Scott Brown, Authorized Signer

Lynn Energy Center, LLC

By: ______________________
Scott Brown, Authorized Signer

Franklin Energy Center, LLC

By: ______________________
Scott Brown, Authorized Signer

COI Energy Center, LLC

By: ______________________
Scott Brown, Authorized Signer

Accepted: TD Banknorth, N.A.

By: ______________________
Name: Christopher J. Hackett
Title: Duly Authorized Representative